STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") made this 25th day of June, 2014, amongVladimir Nedrygaylo (the "Seller"), JuanziCui (the "Buyer"), and Drimex, Inc., a Nevada corporation (the "Company").

WITNESSETH:

WHEREAS, the Company is a corporation subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the shares of Common Stock are eligible for quotation on the OTCQB (the "OTCQB") under the symbol "DRIM";

WHEREAS, Buyer has agreed to purchase, and Seller has agreed to sell, all the 5,000,000 shares of common stock of the Company (the "Shares") held by the Seller, all on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I
SALE OF SHARES

1.01 Sale. Subject to the terms and conditions of this Agreement, simultaneous with the execution and delivery of this Agreement (the "Closing"), the Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and acquire from the Seller, good and marketable title to the Shares, free and clear of all security interests, pledges, hypothecations, mortgages, liens, encumbrances, options, claims, equities and obligations to other persons of every kind and character (collectively, "Liens"), other than pursuant to the Securities Act of 1933, as amended (the "Securities Act") and any other applicable securities laws.

1.02 Purchase Price. The Seller agrees to sell the Shares for an aggregate purchase price of $325,000.00 (the "Purchase Price"), which shall be paid at Closing to the Seller.

1.03 Deliveries by the Seller and the Company. At the Closing, the Seller and the Company shall deliver to Buyer the following:

(a) Certificate(s) representing the Shares, signature medallion guaranteed, duly endorsed by Seller, and all other documents, instruments and writings required or requested by the Buyer and/or its counsel evidencing the transfer of the Shares to Buyer, including confirmation from the transfer agent of the Company of such transfer;

(b) A certificate issued by the Nevada Secretary of State as to the good standing of the Company as of the date within two business days of the Closing;

(c) A true and complete copy of the Articles of Incorporation of the Company as in effect as of the date of the Closing, certified by the Secretary of State of Nevada;

(d) A true and correct copy of the By-Laws of the Company as in effect as of the date of the Closing, certified by the Secretary of the Company;

(e) Notarized board resolutions authorizing all transactions contemplated by this Agreement, including, without limitation with respect to the appointment of the officers and directors provided for in this Agreement;

(f) Copies of all federal and state tax returns filed by the Company;

(g) SEC EDGAR filing codes of the Company, including without limitation the passphrase;

(h) Copy of CUSIP confirmation indicating current number;

(i) Certified list of stockholders from the transfer agent for the Company;

(j) The Company's original minute books containing the resolutions and actions by written consent of the directors and stockholders of the Company and the Company's other original books and records, including the Company's financial and accounting records (including the Company's general ledger), all banking records and other regulatory filings and filing codes in whatever media they exist, including paper and electronic media;

(k) Duly executed and notarized resignation of the Company's officer and director effective as of the date of Closing;

(l) Release from the Seller of all debts and liabilities owed to her from the Company;

(m) A legal opinion satisfactory to Buyer that the offer and sale of the 905,000 shares of common stock was done in compliance with all applicable securities laws; and

(n) All other documents, instruments and writings required by this Agreement to be delivered by the Company at the Closing, all of the Company's original books of account and record, and any other documents or records relating to the Company's business requested by Buyer in connection with this Agreement.

1.04 **Deliveries by Buyer**. At the Closing, the Buyer shall deliver the Purchase Price to the Seller.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

The Seller hereby represents and warrant to the Buyer the following:

2.01 Organization. The Company is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted. The Company is not qualified or licensed to do business as a foreign corporation in any other jurisdiction and neither the location of its assets nor the nature of its business requires it to be so qualified.There are no corporations, partnerships or other business entities directly or indirectly controlled or owned by the Company.

The Company is a reporting company pursuant to Securities and Exchange Commission ("SEC") rules and regulations, and has filed timely all reports schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 12(g), 13(a) or 15(d) thereof. The foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports". The shares of Common Stock of the Company are currently quoted on the Over-the-Counter QB. As of their respective dates, the SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Reports contained an untrue statement of a material fact required to

be stated therein or necessary to make the statementstherein, in light of the circumstances under which they were made, not misleading.None of the statements made in any such SEC Reports is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). The Company has not received any communication from the SEC, FINRA or any other regulatory authority regarding any SEC Report or any disclosure contained therein.

2.02 Capital. The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, $0.001 par value, of which5,905,000 shares of Common Stock are issued and outstanding, and no shares of preferred stock are authorized. All outstanding shares of the Company are fully paid and non-assessable, free of any Liens except for restrictions on transfer imposed by federal and state securities laws. There are no outstanding subscriptions, pre-emptive rights, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue or to transfer any additional shares of its capital stock. None of the outstanding shares of Common Stock of the Company are subject to any proxies, voting agreement, rights of first refusal or any other kind of stock restriction agreements. The Seller is the record and beneficial owner of the Shares. The Seller holds the Shares free and clear of any Liens and has the absolute right to sell and transfer the Shares to the Buyer as provided in this Agreement without the consent of any other person or entity. Upon transfer of the Shares to Buyer hereunder, Buyer will acquire good and marketable title to the Shares free and clear of any Lien, other than applicable securities laws. The Seller acquired theShares in a lawful transaction and in accordance with Nevada corporate law and the applicable securities laws of the United States.

2.03 Financial Statements. The financial statements of the Company included in the SEC Reports (the "Financial Statements") comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and with each other, except as may be otherwise specified in such financial statements or the notes thereto and except that the unaudited Financial Statements may not contain all footnotes required by GAAP, and such Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. As of their respective dates, the Financial Statements complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

2.04 Filings with Government Agencies.The Company files annual and quarterly reports with the SEC and is current in all filings. The Company is a "shell company", as defined in Rule 12b-2 of the Exchange Act. The Company has made all filings with the State of Nevada that might be required and is current in its filings and reporting to the State of Nevada.

2.05 Liabilities Etc.On the date hereof and as of the Closing, there are no liabilities, debts or obligations of the Company, whether accrued, absolute, contingent or otherwise (the "Liabilities") that are not reflected in the Financial Statements. As of the Closing, the Company will have no Liabilities, including without limitation, any obligations due to accountants, lawyers, its transfer agent, Edgar agent or the auditors.The Company is not a guarantor or indemnitor of any Liabilities of any other person, firm or corporation.

2.06 Tax Returns.The Company has filed all federal, state and local tax returns which are required to be filed by it, through and including the date hereof and as of the Closing date, including, but not limited to, its federal income tax returns and all taxes shown to be due thereon (together with any applicable penalties and interest) have been paid. The Company has not incurred any liability for taxes except in the ordinary course of business. The Company has paid or provided adequate reserves for all taxes which have become due for all periods prior to the date of this Agreement or pursuant to any assessments received by it or which the Company is obligated to withhold from amounts owing to any employee, creditor or other third party as at or with respect to any period prior to the date of this Agreement. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. The Company has not waived any statute of limitations in respect of taxes, nor agreed to any extension of time with respect to a tax assessment or deficiency..

2.07 Ability to Carry Out Obligations.The Company and the Seller are fully able, authorized and empowered to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform their respective covenants and agreements hereunder and thereunder. This Agreement and any such other agreement or instrument, upon execution and delivery by the Seller and the Company (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute a valid and legally binding obligation of the Seller and the Company, in each case enforceable against each of them in accordance with its terms, The execution and delivery of this Agreement by the Seller and the Company and the performance by the Seller and the Company of their respective obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of, or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaws, or any other agreement or instrument to which the Company or its officers, directors or the Seller is a party, or by which they or their assets may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause the Company (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any Lienon any asset of the Company or upon the Shares, or (c) violate any law, statute, ordinance, regulation, judgment, order, injunction, decree or award of any court or governmental or quasi governmental agency against, or binding upon the Seller and/or the Company or upon any of their respective properties or assets.

2.08 Contracts, Leases and Assets.The Company is not a party to, or bound by anycontract, arrangement, commitment or understanding, including without limitation any; (i) contractual obligation or contractual liability to any officer, employee, stockholder, director, representative or agent thereof; (ii) contract for the purchase or sale of any materials, products or supplies; (iii) contract of employment with any officer or employee or any other person; (iv) deferred compensation, bonus or incentive plan or agreement: (v) management or consulting agreement; (vi) lease for real or personal property (including borrowings thereon), license or royalty agreement; (vii) union or other collective bargaining agreement; (viii) agreement, commitment or understanding relating to the indebtedness for borrowed money; (ix) contract involving aggregate payments or receipts; (x) contract relating to the acquisition or sale of any business; or (xi) voting trust agreement or similar stockholders' agreement. As of the Closing, the Company will not have any credit card or bank account. No person holds a power of attorney from the Company or the Seller.

2.09 Compliance with Laws.Neither the Company nor the Seller are (i) in violation of any judgment, order, injunction, award or decree which is binding on any of them or

any of their assets, properties, operations or business which violation, by itself or in conjunction with any other such violation, would materially and adversely affect the consummation of thetransaction contemplated hereby; or (ii) in violation of any law or regulation or any other requirement of any governmental body, court or arbitrator relating to him or it, or to his or its assets, operations or businesses which violation, by itself or in conjunction with other violations of any other law, regulation or other requirement, would materially adversely affect the consummation of the transaction contemplated hereby.The Company has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation applicable to the Company. The Company has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. The Shares being sold herein are being sold in a private transaction between the Seller and the Buyer, and the Seller make no representations as to whether the Shares are subject to trading restrictions under the Securities Act and rules promulgated thereunder.No consents of any third parties, including, but not limited to, governmental or other regulatory agencies, federal, state or municipal, are required to be received by or on the part of the Company or the Seller for the execution and delivery of this Agreement and the performance of their respective obligations hereunder.

2.10 Litigation.Neither the Seller nor the Company is a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation related to the Company or the Shares. To the best knowledge of the Seller, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the Company. The Company is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.11 Conduct of Business. Prior to the Closing, the Company shall conduct its business in the normal course, and shall not (without the prior written approval of Buyer) (i) sell, pledge, or assign any assets, (ii) amend its Articles of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, or (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party.

2.12 Trading. The shares of Common Stock are quoted on the OTCQB under the symbol "DRIM" and the shares of Common Stock are eligible for deposit with the DTC. Actual sales of shares of Common Stock have taken place in the over-the-counter market and have been reported on the OTCQB. The Company has not received any correspondence and/or notice (nor has any reason to believe it will in the future receive) regarding the continued eligibility of the Common Stock to be quoted on the OTCQB or deposited with the DTC.

2.13 Sarbanes-Oxley. Except as disclosed in the SEC Reports:

(a) The Company (i) makes and keeps accurate books and records and (ii) maintain and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Company's assets is permitted only in accordance with management's general or specific authorization and (D) the

recorded accountability for the Company's assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(b) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it will file or submit under the Exchange Act is accumulated and communicated to management of the Company, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(c) (i) The Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(d) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

2.14 Disclosure. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Buyer by the Seller and/or the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

ARTICLE III
INVESTMENT INTENT

3.01 Transfer Restrictions. Buyer agrees that the Shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration ("Transfer") only pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

3.02 Investment Intent. The Buyer is acquiring the Shares for her own account for investment, and not with a view toward distribution thereof.

3.03 No Advertisement. The Buyer acknowledges that the Shares have been offered to her in direct communication with Seller, and not through any advertisement of any kind.

3.04 Knowledge and Experience. The Buyer acknowledges that she has been encouraged to seek her own legal and financial counsel to assist her in evaluating this purchase. The Buyer acknowledges that Seller have given her and her counsel access to all information relating to the

Company's business that she or any one of them has requested. The Buyer acknowledges that she has sufficient business and financial experience, and knowledge concerning the affairs and conditions of the Company so that she can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

3.05 Restrictions on Transferability. (a) The Buyeris aware of the restrictions of transferability of the Shares and further understands the certificates shall bear the following legend.

> THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(b) The Buyer understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act, or (ii) an exemption from the registration requirements of the Securities Act.

(c) The Company and/or Seller have neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the Shares being purchased, and in the absence of such a registration statement or exemption, the Buyer may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

3.06 Shell Company. The Buyer understands the consequences of the Company being a "shell company".Accordingly, in addition to the restrictions on Transfer, the Buyer understands that the Shares are subject to further restrictions of Rule 144(i), which generally means that the undersigned will not be able to sell the Shares for 12 months after the Company has filed "Form 10 information" with the SEC reflecting its status as an entity that is no longer a shell issuer.

3.07 Accredited Investor.The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3), as provided on Exhibit A attached hereto.

ARTICLE IV
INDEMNIFICATION

4.01 Claims Against the Buyer.

(a) The Company and the Seller, jointly and severally, shall indemnify and hold the Buyer harmless from and against any loss, damage or expense (including reasonable attorneys' fees) suffered by the Buyer and caused by or arising out of any claim made against the Company:

(i) for any broker's or finder's fee or any similar fee, charge or commission incurred by the Company and/or the Seller prior to or in connection with this Agreement or the transaction contemplated hereby;

(ii) for any foreign, Federal, state or local tax of any kind arising out of or by reason of the existence or operations of the Company and/or the Seller prior to the Closing, including, without limitation, any payroll taxes owed by the Company on account of compensation paid to any employee of the Company prior to such date;

(iii) in respect of any salary, bonus, wages or other compensation of any kind owed by the Company to its employees or agents for services rendered on or prior to the Closing;

(iv) for any damages to the environment caused by or arising out of any pollution resulting from or otherwise attributable to the operation of the business of the Company prior to the Closing;

(v) in respect of any payable of the Company incurred prior to the Closing;

(vi) in respect of any Liability or indebtedness for borrowed money or otherwise incurred on or before the Closing, including, without limitation, with respect to the execution and performance of this Agreement; and

(vii) for expenses required to be borne by the Company and/or the Seller under the provisions of this Agreement.

(b) Other Matters. The Company and the Seller, jointly and severally, shall also indemnify and hold the Buyer harmless from and against any loss, damage or expense (including reasonable attorneys' fees) suffered by the Buyer and caused by or arising out of (i) any breach or default in the performance by the Company and the Seller of any covenant or agreement of the Company and the Seller contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Company and the Seller herein or in any Exhibit, certificate or other instrument delivered by or on behalf of the Company and the Seller pursuant hereto, and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

4.02 Claims Against the Seller. The Buyer shall indemnify and hold harmless the Seller from and against all loss, damage or expense (including reasonable attorneys' fees) suffered by the Seller and caused by or arising out of (i) any breach or default in the performance by the Buyer of any covenant or agreement of the Buyer contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Buyer herein or in any certificate or other instrument delivered by or on behalf of the Buyer pursuant hereto and (iii) any and all actions,

suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to the foregoing.

4.03 Indemnification Non-Exclusive. The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE V
MISCELLANEOUS

5.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

5.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

5.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

5.04 Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

5.05 Partial Invalidity.In the event that any condition, covenant or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of this Agreement. If such condition, covenant or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

5.06 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and other electronic signatures will be acceptable to all parties.

5.07 Notices. All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, by email, overnight courier prepaid, or

mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

(i) If to the Seller:

Vladimir Nedrygaylo
311 S Division St, Carson City NV 89703
Telecopy: _______
Email:
mailto:

(ii) If to the Buyer:

Juanzi Cui
11-3, LiuJin Building
Huayu Plaza
Shapingba District, Chongqing 400030
Telecopy: _______
Email:

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by email, to the email address as provided in this Section, be deemed given upon sending such email, (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt, or (v) if delivered by mail in the manner described above to the address provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt. In order for any such notice to be deemed given as provided above, other than if sent by email, any such notice must also be accompanied by an email to the recipient.In order for any such notice to be deemed given that is sent by email as provided above, any such notice must also be accompanied by sending such notice in the mail.

5.08 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personals, successors and assigns of each of the parties to this Agreement.

5.09 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

5.10 Public Announcements. No party hereunder shall, without the express prior written consent of the Buyer make any announcement or otherwise disclose any information regarding this Agreement and/or the transactions contemplated hereby other than as required by law or otherwise deemed advisable in counsel's opinion to ensure compliance with public disclosure requirements under the federal securities laws; provided, however, that the parties hereto agree that the Company, following the Closing, shall file a Current Report on Form 8-K with the SEC in the period

proscribed by applicable law.

5.11 Independent Counsel. This Agreement shall be construed to effectuate the mutual intent of the parties. The parties and their counsel have cooperated in the drafting and preparation of this Agreement, and this Agreement therefore shall not be construed against any party by virtue of its role as the drafter thereof. No drafts of this Agreement shall be offered by any party, nor shall any draft be admissible in any proceeding, to explain or construe this agreement. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

5.12 Governing Law. This Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York without giving effect to the principals of conflict of laws thereof. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the courts sitting in the New York, and any appellate court from any thereof, in respect of any action, suit or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement, or in any court referred to above. Each of the parties further hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile. THE SELLER IRREVOCABLY WAIVES ANY AND ALL RIGHT SHE MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE SELLER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

Seller:

____

Vladimir Nedrygaylo

Buyer:

____

Juanzi Cui

Company:

Drimex, Inc.

By: __________
Name: ________
Title: ________

In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

Seller:

____
Vladimir Nedrygaylo

Buyer:

____
Juanzi Cui

Company:

Drimex, Inc.

By: __________
Name: ________
Title: ________

In witness whereof, this Agreement has been duly executed by the parties hereto as of the date first above written.

Seller:

____
Vladimir Nedrygaylo

Buyer:

____
Juanzi Cui

Company:

Drimex, Inc.

By:
Name: Vladimir Nedrygaylo
Title: Director

Exhibit A

ACCREDITED INVESTOR STATUS

The Buyer represents that it is an Accredited Investor on the basis that it is (check one):

_____(i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv) A director or executive officer of the Company.

_____(v) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Buyer must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the Buyer represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

(e) Notarized board resolutions authorizing all transactions contemplated by this Agreement, including, without limitation with respect to the appointment of the officers and directors provided for in this Agreement;

(f) Copies of all federal and state tax returns filed by the Company;

(g) SEC EDGAR filing codes of the Company, including without limitation the passphrase;

(h) Copy of CUSIP confirmation indicating current number;

(i) Certified list of stockholders from the transfer agent for the Company;

(j) The Company's original minute books containing the resolutions and actions by written consent of the directors and stockholders of the Company and the Company's other original books and records, including the Company's financial and accounting records (including the Company's general ledger), all banking records and other regulatory filings and filing codes in whatever media they exist, including paper and electronic media;

(k) Duly executed and notarized resignation of the Company's officer and director effective as of the date of Closing;

(l) Release from the Seller of all debts and liabilities owed to her from the Company;

(m) A legal opinion satisfactory to Buyer that the offer and sale of the 905,000 shares of common stock was done in compliance with all applicable securities laws; and

(n) All other documents, instruments and writings required by this Agreement to be delivered by the Company at the Closing, all of the Company's original books of account and record, and any other documents or records relating to the Company's business requested by Buyer in connection with this Agreement.

1.04 **Deliveries by Buyer**. At the Closing, the Buyer shall deliver the Purchase Price to the Seller.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

The Seller hereby represents and warrant to the Buyer the following:

2.01 Organization. The Company is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted. The Company is not qualified or licensed to do business as a foreign corporation in any other jurisdiction and neither the location of its assets nor the nature of its business requires it to be so qualified.There are no corporations, partnerships or other business entities directly or indirectly controlled or owned by the Company.

The Company is a reporting company pursuant to Securities and Exchange Commission ("SEC") rules and regulations, and has filed timely all reports schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 12(g), 13(a) or 15(d) thereof. The foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports". The shares of Common Stock of the Company are currently quoted on the Over-the-Counter QB. As of their respective dates, the SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Reports contained an untrue statement of a material fact required to